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                                                                   Exhibit 10.2A

                              V-I-A INTERNET, INC.
                  1998 STOCK OPTION AND RESTRICTED STOCK PLAN
                        INCENTIVE STOCK OPTION AGREEMENT



Optionee                              Grant Date            Number of Shares (Common)       Option Price
                                   Expiration Date                                          $ Per Share
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
                                                                                                 $
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



     This Stock Option Agreement is made as of the date noted above (the "Grant Date") by and between VIA NET.WORKS, Inc., a Delaware corporation (the "Company"), and the employee named above (the "Optionee").

     WHEREAS, the Board of Directors and stockholders of the Company have duly adopted and approved the "V-I-A Internet, Inc. 1998 Stock Option and Restricted Stock Plan" (the "Plan"), which authorizes the Company to grant to eligible individuals options for the purchase of shares of the Company's common stock, par value $.01 per share (the "Stock"); and

     WHEREAS, the Company has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Company and any affiliate thereof;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.   GRANT OF OPTION

          Subject to the terms of the Plan, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company, on the terms and subject to the conditions set forth in the Plan and in this Option Agreement, the above stated number of shares of Stock at the above stated per share purchase price the ("Option Price"). This Option shall constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   PARACHUTE LIMITATIONS

          Notwithstanding any other provision of this Stock Option Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee and the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Company (or any Subsidiary) for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, the Option and any right to receive any payment or other benefit under this Stock Option Agreement shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for Optionee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Stock Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a
                                  ---
Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Company under this Stock Option Agreement, the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Stock Option Agreement, in conjunction with all other rights, payments, or benefits to or for the Optionee under the Plan, any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Stock Option Agreement that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Stock Option Agreement, the Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Stock Option Agreement be deemed to be a Parachute Payment.

3.   GRANT SUBJECT TO THE PLAN

          Optionee acknowledges that he or she has received and read the Plan and any amendments thereto. The Option granted pursuant to this Stock Option Agreement is granted subject to the terms and conditions set forth in the Plan. All terms and conditions of the Plan are hereby incorporated into this Stock Option Agreement by reference and shall be deemed to be part of this Stock Option Agreement, without regard to whether such terms and conditions are not otherwise set forth in this Stock Option Agreement. To the extent any capitalized words used in this Stock Option Agreement are not defined, they shall have the definitions stated for them in the Plan. In the event that there is any inconsistency between the provisions of this Stock Option Agreement and of the Plan, the provisions of the Plan shall govern.

4.   VESTING IN OPTION

          The Option becomes vested as to twenty five percent (25%) of the shares purchasable pursuant to the Option on the first anniversary of the first day of the month subsequent to Optionee's commencement of employment (the "Anniversary Date"), if the Optionee has been providing services to the Company or any of its affiliates continuously from the Grant Date to the Anniversary Date. Thereafter, so long as the Optionee's service has not been interrupted, the Option becomes vested as to an additional 1/48th of the shares subject to the Option on the first day the next 36 succeeding months. Service for this purpose includes service as an employee, director, advisor or consultant providing bona fide services to the Company or any of its affiliates. Any vesting limitation may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of the Option, so as to accelerate the time at which the Option would be vested. If the Optionee terminates employment or other relationship with the Company by reason of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the Option shall continue to vest for a period of one year after such termination of employment or service, subject to earlier termination of the Option as provided in Section 5.1 below. If the Optionee terminates employment or other relationship with the Company by reason of death prior to termination of the Option, the Option shall be fully vested. For purposes of this Stock Option Agreement, termination of service would not be deemed to occur if the Optionee, after terminating service in one capacity, is immediately thereafter a director of the

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Company. Termination of service is sometimes also referred to herein as termination of employment or other relationship with the Company or any of its affiliates.

5.   TERM AND EXERCISE OF OPTION

     5.1. Term

          The Option shall terminate and all rights to purchase the shares thereunder shall cease upon the expiration of ten years after the Grant Date, unless terminated earlier pursuant to another provision of this Stock Option Agreement.

     5.2. Option Period and Limitations on Exercise

          The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Stock Option Agreement and in the Plan), to the extent the Option is vested and has not terminated. If the Optionee terminates employment or other relationship with the Company by reason of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the Option shall continue to vest, and shall be exercisable for a period of one year after such termination of employment or service, subject to earlier termination of the Option as provided in Section 5.1 above.

     5.3. Limitations on Exercise of Option

          Notwithstanding the foregoing Sections, in no event may the Option be exercised: (i) in whole or in part, after ten years following the Grant Date,
(ii) following termination of employment or other relationship for Cause (as defined below) or (iii) following termination of employment or other relationship except as provided in Sections 6.1, 6.2 and 6.3 below. For purposes of this Stock Option Agreement, "Cause" means (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Company or any of its affiliates.

     5.4. Method of Exercise

          The Option may be exercised, to the extent it is exercisable, by the Optionee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of the Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held by the Optionee for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). If the Stock is publicly traded, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes

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which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise the Option other than as set forth above shall be invalid and of no force and effect. An individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 9 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

     5.5. Execution of the Stockholders Agreement

          The Company may, at its option, require Optionee to enter into and comply with the terms of the Amended and Restated Stockholders Agreement between the Company and holders of the Company's Series A Preferred Stock and Series B Preferred Stock and members of Company's management dated May 20, 1998, as may be amended from time to time (the "Stockholders Agreement"), as a condition to the Company's obligation to issue any stock under the Plan, and the Optionee agrees to sign the Stockholders Agreement upon request.

6.  TERMINATION OF THE SERVICE RELATIONSHIP

     6.1. Termination of Employment or Other Relationship

          Upon the termination of the Optionee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the Option or portion thereof held by the Optionee that has not vested in accordance with the provisions of Section 4 hereof shall terminate immediately, and, subject to Section 5.3 above, any Option or portion thereof that has vested in accordance with the provisions of Section 4 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Optionee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday), unless the Board of Directors of the Company (the "Board"), in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of the Option or portion thereof, the Optionee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Optionee shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Option, a termination of employment, service or other relationship shall not be deemed to occur if the Optionee is immediately thereafter a director of the Company.

     6.2. Rights in the Event of Death

          If the Optionee dies while employed by, or in the service of, the Company or any of its affiliates, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right at any time within one year after the date of such Optionee's death, and prior to termination of the Option pursuant to Section 5.1 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death.

     6.3. Rights in the Event of Disability

          If the Optionee's employment or other relationship with the Company or any of its affiliates is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee, then such Optionee shall have the right, at any time

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within one year after such termination of employment or other relationship and prior to termination of the Option pursuant to Section 5.1 above, to exercise, in whole or in part, the Option held by such Optionee at the date of such termination of employment or other relationship, to the extent vested. Whether a termination of employment or other relationship is to be considered by reason of "permanent and total disability" for purposes of this Stock Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.

7.   TRANSFERABILITY

     7.1. General Rule

          Except as provided in Section 7.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. Except as provided in Section 7.2, the Option shall not be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution.

     7.2. Family Transfers

          An Optionee may transfer all or part of the Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of the transferred Option are prohibited except those in accordance with this Section 7.2 or by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 7.2 hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of the employment or other relationship of Section 6.1 hereof shall continue to be applied with respect to the Original Optionee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in Sections 6.1, 6.2, or 6.3. "Immediate Family Members" means the spouse, children and grandchildren of the Optionee.

     7.3. Nontransferability of Shares

          Optionee (or such other individual who is entitled to exercise an Option) shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of Stock acquired pursuant to an Option to any person or entity without first offering such shares to the Company for purchase on the same terms and conditions as those offered the proposed transferee. The Company may assign its right of first refusal under this Section 7.3 in whole or in part, to (1) any holder of stock or other securities of the Company (a "Stockholder"), (2) any affiliate or (3) any other person or entity that the Board of Directors of the Company determines has a sufficient relationship with or interest in the Company. The Company shall give reasonable written notice to the Optionee of any such assignment of its rights. The restrictions of this Section 7.3 re-apply to any person to whom Stock that was originally acquired pursuant to an Option is sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Stock, but the restrictions of this Section 7.3 do not apply to a transfer of Stock that occurs as a result of the death of the Optionee or of any subsequent transferee (but shall apply to the executor, the administrator or personal representative, the estate, and the legatees, beneficiaries and assigns thereof).

    7.4. Repurchase Rights

         Upon the termination of the Optionee's employment or other relationship with the Company or an affiliate (whether as an employee, a director, an independent contractor providing services to the Company or an affiliate, or otherwise), the Company shall have the right, at any time prior to the expiration of a 30-day period following such termination, to repurchase any or all of the shares acquired by the individual pursuant to the Plan under the Option (including shares that were previously transferred pursuant to Sections 7.1, 7.2 or 7.3 above, unless otherwise specified in the Stock Option Agreement), at a price equal to the fair market value of such shares as of the date of termination. Upon the exercise of the Option following termination of the Optionee's employment or other relationship with the Company or an affiliate (whether as an employee, a director, an independent contractor providing services to the Company or an affiliate, or otherwise), the Company shall have the right, for a period of up to 30 days following such exercise, to repurchase any or all such shares of Stock acquired by the Optionee pursuant to such exercise of such Option at a price that is equal to the fair market value of such shares (including shares that were previously transferred pursuant to Sections 7.1, 7.2 or 7.3 above) on the date of exercise (or at such other price or the fair market value on such other date as shall have been specified by the Board at the time of grant and set out in the appropriate Stock Option Agreement with respect to the grant). The closing of the repurchase shall occur within 90 days of the date of termination or such longer period of time determined by the Company in good faith to be necessary to avoid the loss of "qualified small business stock" treatment under Section 1202 of the Code for any stockholder other than the terminated Optionee.

     7.5. Publicly Traded Stock

          If the Stock is listed on an established national or regional stock exchange or is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the foregoing transfer restrictions of Sections 7.3 and 7.4, other than the right to repurchase non-vested shares for the Option Price, shall terminate as of the first date that the Stock is so listed, quoted or publicly traded.

     7.6. Legend

          In order to enforce the restrictions imposed upon shares of Stock under the Plan and this Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to the Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

8.   REQUIREMENTS OF LAW

          The Company shall not be required to sell or issue any securities under the Option if the sale or issuance of such securities would constitute a violation by the Optionee, the individual exercising the Option, or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any securities subject to the Option upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of securities hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act,

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upon the exercise of the Option, unless a registration statement under such act is in effect with respect to the securities covered by the Option, the Company shall not be required to sell or issue such securities unless the Committee has received evidence satisfactory to it that the holder of such Option may acquire such securities pursuant to an exemption from registration under such act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of securities pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable until the securities covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

9.   EFFECT OF CHANGES IN CAPITALIZATION

     9.1. Changes in Stock.

          If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Grant Date, the number and kinds of shares which may be acquired pursuant to this Option shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in this Option shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

     9.2. Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

          Subject to Section 9.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change in Control occurs, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Any restrictions applicable to Restricted Stock shall apply as well to any replacement shares received by the Optionee as a result of the reorganization, merger or consolidation.

     9.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

          Upon the occurrence of a Change of Control, (i) all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) the Option shall become immediately vested conditioned upon the consummation of the event. Upon consummation of any Change of Control, the Option, to the extent not exercised, shall terminate. The Board shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its shareholders.

     9.4. Adjustments.

     Adjustments under this Section 9 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     9.5. No Limitations on Company.

     The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

10.  DISCLAIMER OF RIGHTS

          No provision in the Plan or in the Stock Option Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, the Option shall not be affected by any change of duties or position of the Optionee, so long as the Optionee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Stock Option Agreement shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and the Stock Option Agreement shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. The Optionee shall not have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

11.  FORFEITURE OF RIGHTS

          The Company at any time shall have the right to cause a forfeiture of the rights of the Optionee on account of the Optionee taking actions in competition with the Company. Unless otherwise specified in an employment or other agreement between the Company and the Optionee, the Optionee takes actions in competition with the Company if he or she directly or indirectly owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for, any entity which has material operations which compete with any business in which the Company or any of its Subsidiaries is engaged during the Optionee's employment or other relationship with the Company or any of its affiliates or at the time of the Optionee's termination of employment or other relationship.

12.  CAPTIONS

          The use of captions in this Stock Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of such Stock Option Agreement.

13.  WITHHOLDING OF TAXES

          The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to the Optionee any Federal, state, or local taxes of any kind required by law to be withheld upon the issuance of any shares of Stock upon the exercise of the Option or vesting in such shares. At the time of such exercise or vesting, the Optionee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Optionee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Optionee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. The Optionee who has made an election pursuant to this Section 13 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

14.  SEVERABILITY

          If any provision of the Plan or this Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions thereof and hereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.  INTERPRETATION OF THIS STOCK OPTION AGREEMENT

          All decisions and interpretations made by the Company or the Committee with regard to any question arising under the Plan or this Stock Option Agreement shall be final, binding and conclusive on the Company and the Optionee and any other person entitled to exercise the Option as provided for herein.

16.  GOVERNING LAW

          The validity and construction of this Stock Option Agreement shall be governed by the laws of the State of Delaware but not including the choice of law rules thereof.

17.  BINDING EFFECT

          Subject to all restrictions provided for in this Stock Option Agreement, the Plan and by applicable law limiting assignment and transfer of this Stock Option Agreement and the Option provided for herein, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

18.  NOTICE

          All notices or other communications which may be or are required to be given by any party to any other party pursuant to this Stock Option Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery or telecopier (fax), addressed as follows:

                    If to the Company:

                    VIA NET.WORKS, Inc.
                    12100 Sunset Hills Road, Suite 110
                    Reston, VA 20190
                    Attention:  Chief Financial Officer
                    Facsimile:  (703) 406-0608

                    If to Optionee:

                    At the address shown in the records of the Company for Optionee.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given. Each notice or other communication which shall be mailed, delivered or transmitted in the manner described above, shall be deemed sufficiently given for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of personal courier or, with respect to a telecopy, upon acknowledgment of receipt thereof and in all cases at such time as delivery is refused by the addressee upon presentation.

19.  POOLING

     Notwithstanding anything in the Plan or this Stock Option Agreement to the contrary, if any right under or feature of the Plan or this Stock Option Agreement would cause to be ineligible for pooling of interest accounting a transaction that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interest accounting. Such modification or adjustment may include payment of cash or issuance to Optionee of shares of Stock having a Fair Market Value equal to the cash value of such right or feature.

20.  ENTIRE AGREEMENT

          This Stock Option Agreement and the Plan together constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Stock Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Optionee; provided, however, that the Company unilaterally may
                          --------  -------
waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.


          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Stock Option Agreement, or caused this Stock Option Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.

                              VIA NETWORKS, INC.



                              By:
                                 ------------------------------------------
                                 Matt S. Nydell, Vice President and General
                                 Counsel


                              OPTIONEE:




                              ---------------------------------------------
                              (Signature)